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                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549

                                    Form 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the
                         Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) March 14, 1996

       Prudential Securities Secured Financing Corporation Trust 1996-1
             (Exact name of registrant as specified in its charter)


         New York                      33-91148             Application Pending
(State or Other Jurisdiction          (Commission           (I.R.S. Employer
    of Incorporation)                 File Number)          Identification No.)

    c/o Prudential Securities                                      10292
        Secured Financing
           Corporation
    Attention: Norman Chaleff                                   (Zip Code)
       One New York Plaza
       New York, New York
      (Address of Principal
       Executive Offices)

Registrant's telephone number, including area code (212) 778-1000

                                    No Change
          (Former name or former address, if changed since last report)

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         Item 5. Other Events

                  In connection with the offering of Mortgage Pass- Through Certificates, Series 1996-1, described in a Prospectus Supplement dated as of March 14, 1996, certain "Computaional Materials" within the meanings of the May 20, 1994 Kidder, Peabody No-Action Letter and the February 17, 1995 Public Securities Association No-Action Letter were furnished to certain prospective investors (the "Related Computational Materials").

         Item 7. Financial Statements, Pro Forma Financial
                 Information and Exhibits.

         (a)      Not applicable

         (b)      Not applicable

         (c) Exhibit 99.1. Related Computaional Materials (as defined in Item 5 above).



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                                   SIGNATURES

                  Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                            PRUDENTIAL SECURITIES SECURED FINANCING
                            CORPORATION TRUST 1996-1

                            By: Prudential Securities Secured Financing Corporation, as Depositor

                                    By:  /s/ Valerie H. Kay
                                         ------------------------------
                                             Name:  Valerie H. Kay
                                            Title:  Vice President

Dated:  March 21, 1996



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                                 EXHIBIT INDEX

EXHIBIT NO.               DESCRIPTION                       PAGE NO.
-----------               -----------                       --------

99.1                      Related Computational
                          Material (as defined
                          in Item 5 above).





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